EXHIBIT 10.1



                            UPO EXCHANGE AGREEMENT

                    THIS UPO EXCHANGE AGREEMENT (this "Agreement") is entered into this 15th day of May, 1996, by and among those parties identified on Schedule I hereto (collec-tively, the "Holders" and each, individually, a "Hold-er"), and International Metals Acquisition Corporation, a Delaware corporation ("IMAC").

                    WHEREAS, in connection with the August 1993 initial public offering of IMAC, the Holders acquired purchase options exercisable for an aggregate of 250,000 units of IMAC (collectively, the "UPOs" and each, indi-vidually, an "UPO");

                    WHEREAS, each UPO entitles the holder thereof to acquire, at a $9.00 per UPO exercise price, one share of Common Stock, par value $.001 per share ("IMAC Common Stock"), of IMAC and two Common Stock Purchase Warrants of IMAC ("IMAC Warrants"), with each IMAC Warrant, in turn, exercisable for one share of IMAC Common Stock at $6.60 per share;

                    WHEREAS, to eliminate the "overhang" on the market for IMAC's securities occasioned by the UPOs, IMAC has offered to exchange an aggregate of 168,750 newly-issued shares of IMAC Common Stock for all 250,000 of the UPOs (the "Exchange"), and the Holders desire to accept such offer, in each case in accordance with the terms set forth below;

                    NOW THEREFORE, in consideration of the premises set forth above and the mutual promises and agreements set forth herein, the Holders and IMAC agree as follows:

                    1. As promptly as practicable following the execution of this Agreement, but in no event later than May 22, 1996 (i) IMAC shall deliver to each Holder a certificate registered in the name of such Holder evi-dencing the number of shares of IMAC Common Stock set forth opposite its name on Schedule I hereto (the "Cer-tificates") and (ii) each Holder shall deliver to IMAC for cancellation all of its UPOs, together with transfer forms, endorsed in blank or in favor of IMAC, duly exe-cuted by such Holder with its signature guaranteed. Each Holder acknowledges and agrees that upon consummation of the Exchange, it shall have no further rights under its UPO, and its Purchase Option, dated August 13, 1993, shall be cancelled and of no further force and effect.

                    2. Each Holder acknowledges and agrees that it may not make any sale, transfer or other disposition (a "Sale") of the shares of IMAC Common Stock issued to it in the Exchange unless (i) such Sale has been regis-tered under the Securities Act of 1933, as amended (the "Securities Act"), (ii) such Sale is made in conformity with Rule 144 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act or (iii) IMAC shall have received an opinion of counsel, which opinion and counsel shall be reasonably acceptable to IMAC, to the effect that such Sale is otherwise exempt from registration under the Securities Act.


                    3. Each Holder acknowledges and agrees that the Certificate(s) issued to it in the Exchange (and any replacements or substitutions therefor) shall bear the following legend, and that IMAC may notify its transfer agent to cause stop transfer orders to be placed with respect to all Certificates that bear such legend:

               THE SHARES OF COMMON STOCK OF INTERNATIONAL METALS ACQUISITION CORPORATION REPRESENTED BY THIS CERTIFI-CATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE AT THE TIME REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SALE OR TRANSFER THEREOF IS NOT REQUIRED TO BE SO REGISTERED OR IS MADE PURSUANT TO AN APPLICABLE EXEMPTION FROM REGIS-TRATION PROVIDED BY SAID ACT OR THE GENERAL RULES AND REGULATIONS THEREUNDER.

                    4.   It is understood and agreed that the
          legend set forth above in paragraph 3 shall be removed by delivery of substitute certificates without such legend (and that any stop transfer orders given shall be re-scinded) if a Holder has delivered to IMAC an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to IMAC, or a letter from the staff of the SEC, to the effect that such legend is not required for purposes of the Securities Act or the Rules and Regula-tions of the SEC promulgated thereunder.

                    5. IMAC agrees, for purposes of the opinions of counsel referred to above in paragraphs 2 and 4 here-of, that (i) the firm of Graubard Mollen & Miller is acceptable to IMAC and (ii) absent a change in the rele-vant law as it exists on the date hereof, a conclusion in any such opinion to the effect that, for purposes of Regulation 144(d) of the General Rules and Regulations under the Securities Act, the shares of IMAC Common Stock issued to a Holder in the Exchange in respect of such Holder's UPOs are deemed to have been acquired by such Holder on the date such Holder acquired the UPOs so exchanged, is acceptable to IMAC.

                    6. The shares of IMAC Common Stock issued to the Holders in the Exchange shall be fully paid and non-assessable, and shall be free from taxes, liens, and other charges with respect to their issuance.

                    7. In consideration of the premises set forth above and the undertakings of IMAC and the Holders pursu-ant to this Agreement, it is understood that this Agree-ment shall not be terminable by any act or deed of IMAC or the respective Holders or by any other person, firm or corporation, or by the death or incapacity of such Hold-ers, or by operation of law; or if this instrument is executed on behalf of a corporation or partnership, it shall not be terminated by dissolution, winding up, or other event affecting the legal life of such entity.

                    8.   Each of the Holders hereby severally
          represents and warrants to IMAC, and agrees for the benefit of IMAC, that: (i) it has full right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (ii) it has duly executed and delivered this Agreement, (iii) all authorizations and consents, if any, necessary for the execution and delivery of this Agreement by it, or the consummation of the transactions contemplated hereby by it, have been obtained or given, (iv) it currently has, and at the time the Exchange is consummated it will continue to have, valid and marketable title to the UPOs to be exchanged by it pursuant to this Agreement, free and clear of all liens, encumbrances, equities and claims whatsoever, and (v) the execution and delivery of this Agreement and the consummation of the transactions con-templated hereby will not conflict with or result in a breach of any of the terms, provisions or conditions of any agreement or instrument to which it is a party or by which it or the UPOs may be bound or affected.

                    9. IMAC hereby represents and warrants to the Holders that: (i) it has full right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (ii) it has duly executed and delivered this Agreement, (iii) all authori-zations and consents, if any, necessary for the execution and delivery of this Agreement by it, or the consummation of the transactions contemplated hereby by it, have been obtained or given and (iv) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any of the terms, provisions or conditions of any agreement or instrument to which it is a party or by which it may be bound or affected.

                    10. References in this Agreement to "it" and "its" with respect to Holders shall be deemed to include, as appropriate, "he" and "she" and "his" and "her."

                    11. This Agreement is made under, and shall be governed pursuant to, the laws of the State of New York, except for its law of conflicts.

                    12. This Agreement may be executed in counter-parts, each of which shall be a valid and binding obliga-tion of the parties hereto, but all of which shall con-stitute one and the same instrument.

                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              /s/  Roger Gladstone
                              _________________________________
                                   Roger Gladstone


                              /s/  David M. Nussbaum
                              _________________________________
                                   David M. Nussbaum


                              /s/  Robert Gladstone
                              _________________________________
                                   Robert Gladstone


                              /s/  Richard Buonocore
                              _________________________________
                                   Richard Buonocore


                              /s/  Debra L. Schondorf
                              _________________________________
                                   Debra L. Schondorf


                              /s/  Andrea B. Goldman
                              _________________________________
                                   Andrea B. Goldman


                              /s/  Ira Scott Greenspan
                              _________________________________
                                   Ira Scott Greenspan


                              GKN SECURITIES CORP.

                              By: /s/     Robert Gladstone
                                  ________________________________
                                   Name:  Robert Gladstone
                                   Title: Executive Vice President

                              BARINGTON CAPITAL GROUP, L.P.

                              By: /s/     Marc S. Cooper
                                  _________________________________
                                   Name:  Marc S. Cooper
                                   Title: Executive Vice President

                              INTERNATIONAL METALS ACQUISITION
                                   CORPORATION

                              By: /s/     Michael Scharf
                                  ________________________________
                                   Name:  Michael Scharf
                                   Title: Chairman of the Board,
                                          Chief Executive Officer
                                          and President